Exhibit 10.3

CONFIDENTIAL INFORMATION, MARKED BY BRACKETS AND ASTERISKS ([***]), IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

Contract to Provide Dedicated Fracturing Fleet(s) for Fracturing Services -Amendment

Antero Resources Corporation- Producer

U.S. Well Services, LLC- Contractor

This  Amendment  to  CONTRACT  TO  PROVIDE  DEDICATED  FLEET{S)  FOR

FRACTURING SERVICES ("Amendment"), effective as of September 30, 2013, is by and between U.S. Well Services, LLC ("Contractor") and Antero Resources Corporation ("Producer"). Contractor and Producer are, from time to time, referred to collectively as "Parties," and individually as a "Party."

WHEREAS,  on  November   1, 2011,  the  Parties  entered  into  a   CONTRACT  TO PROVIDE  DEDICATED  FLEET(S)  FOR FRACTURJNG  SERVICES  (the  "Contract") to

govern all Work performed by Contractor for Producer ; and

WHEREAS, the Parties wish to augment and amend the terms of the Contract to the extent, but only to the extent, expressly set forth in this Amendment.

NOW, THEREFORE, the Parties agree as follows:

1.	Exhibit "B" of the Contract is replaced in its entirety with the new attached Exhibit "B."

2.	Exhibit "C·l" of the Contract is replaced in its entirety with the new attached Exhibit "C·

1."

3.	The following is added to Subsection 19.5 of the Contract:

"Without limiting the protection to Producer provided above in this Subsection  19.5 or in Subsection 7.(l)(a)(2), ifthe Services are interrupted  for more than thirty (30) days due to an  injunction   or  other  court  order  issued  based   on  the  allegation   of  Contractor's infringement  of any patent or other intellectual property, Producer may, notwithstanding any other provision in the Contract to the contrary (including but not limited to Section 5 of the Contract and Exhibit "C-1" attached  to this Amendment),  demand that Contractor provide  (Contractor shall provide),  within  thirty  (30) days of said demand, replacement equipment  (conventional  or otherwise) for the items  listed  in the Exhibit "C-1" attached to  this  Amendment,  and  with  stage/well  rates  adjusted  to  current  market  rates  (all satisfactory  to  Producer).  Furthermore,  if, pursuant  to this  Subsection  19.5, Contractor provides such replacement  equipment , Producer , notwithstanding  any other provision  in this Contract to the  contrary  (including  Section 6 of Exhibit  "C"), shall  in no  instance owe an Early Termination Fee to Contractor in the event of an early termination  of this ContractortheServices."

4.

Contractor shall perform a minimum of [***] stages per quarter ("Minimum Quarterly

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

Stages").

.

5.	The following replaces Section 6 of Exhibit "C" in its entirety:

"Early Termination Fee: Subject to Subsection  19.5,  if  Producer  terminates  this Contract pursuant to Subsection 7.l(a)(1) after execution of this Contract and prior to the expiration of the Term as defined in Exhibit "B," Producer shall pay to Contractor, as liquidated damages and not as a penalty, payable in equal quarterly installments until the end of  the Term (the "Maximum Early Termination Fee Period"), an amount to be calculated as follows:

The Minimum Quarterly Stages multiplied times the number of quarters, starting from [***] days after the notice of termination contained in Subsection 7.1(a)(l) until conclusion of the Maximum Early Termination Fee Period, multiplied times the Standby Time Rate (less any amount earned by Contractor for another producer during the given time period), and subject to a cap of $[***] per month (the "Early Termination Fee").

During the [***]-day notice period, Producer shall be responsible for the minimum stages, wells and/or revenue. Notwithstanding the foregoing, under a termination controlled by this Section 5 of the Amendment , Contractor must exercise good faith, commercially reasonable efforts to market its services to another producer. The Early Termination Fee and amount for which Producer is responsible shall be reduced dollar for dollar by any revenue that Contractor earns from another producer through the Maximum Early Termination Fee Period. For purposes of calculatin g the Early Termination Fee, Contractor shall provide quarterly reports of revenue earned from any such other producers.

6.Right of First Refusal. If Contractor has an additional fleet (whether "conventional" or "clean") available to provide services similar to the Services, Contractor must approach Producer and offer to contract with Producer for such fleet on commerciall y reasonable terms (Market Rates) before seeking to contract with another producer. Notwithstanding the above, any fleet ("conventional " or "clean") previously dedicated to another producer is expressly excluded from this provision .

The foregoing Amendment is agreed to and accepted by:

U.S. Well Services, LLC (“Contractor”)		Antero Resources Corporation (“Producer”)
By:	/s/ Brian Stewart	By:	/s/ Alvyn A. Schopp
Title:	President & CEO	Title:	Chief Administrative Officer
Date:	October 4, 2013	Date:	October 9, 2013

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

EXHIBITB

START DATE/TERM

The "Start Date" for the Contract was the date the Services originally commenced under this Contract. This Contract shall remain in force until April 12, 2017 (the "Term"). The Term may be extended for an additional year upon mutual written consent by authorized representatives of both Parties. If Contractor does not commence Services at the specific Location within Exhibit A designated by Producer with the new Clean Fleet by June 12, 2014, Producer (in its sole discretion) may: (i) terminate and nullify the Contract (in which case, Producer shall owe Contractor no amount whatsoever); or (ii) allow Contractor an extension of time within which to commence the Services (in which case, Producer's obligation to pay Contractor shall not begin until the Contractor begins Services).

Exhibit 10.3

EXIBIT C-1

BID PROPOSAL (SEE ATTACHED), INCLUDING DEDICATED EQUIPMENT

CLEAN FLEET Dedicated Equipment List:

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.3

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.